Exhibit 99.1

FOR RELEASE

GlobalSCAPE, Inc. Corrects Information for the Company’s
2018 Annual Meeting of Stockholders

SAN ANTONIO – August 9, 2018 – GlobalSCAPE, Inc. (NYSE American: GSB) (“GlobalSCAPE” or the “Company”), a worldwide leader in the secure movement and integration of data, today corrected certain information relating to the proxy materials for the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”) and provided certain additional information relating to the 2018 Annual meeting.

As previously announced, the 2018 Annual Meeting will be held on October 10, 2018, at 9:00 a.m., local time, at the Company’s corporate headquarters located at 4500 Lockhill-Selma Road, Suite 150, San Antonio, Texas 78249, or at such other time and location to be determined by the authorized officers and set forth in the Company’s proxy statement.

Additional information about the 2018 Annual Meeting will be contained in the definitive proxy statement (SEC Form DEF 14A) which the Company intends to file with the U.S. Securities and Exchange Commission on or about August 31, 2018. In accordance with Securities and Exchange Commission rules, instead of mailing a printed copy of the proxy statement, annual report and other materials relating to the Annual Meeting to stockholders, the Company intends to mail a Notice of Internet Availability of Proxy Materials, which advises that the proxy materials are available on the Internet to stockholders. The Company intends to commence distribution of the Notice of Internet Availability of Proxy Materials on or about August 31, 2018.

Because the 2018 Annual Meeting will be held more than 30 days from the anniversary date of the 2017 Annual Meeting of Stockholders, the Company is also informing its stockholders of the revised deadlines for proposals, director nominations and other related matters for consideration at the 2018 Annual Meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the 2018 Proxy Statement and for consideration at the Company’s 2018 Annual Meeting.  To be eligible for inclusion in the 2018 Proxy Statement, a proposal must be received by the Company no later than August 24, 2018, and must otherwise comply with Rule 14a-8.

In addition, under the Company’s Amended and Restated Bylaws, in order to nominate a director or bring any other business before the stockholders at the 2018 Annual Meeting that will not be included in the 2018 Proxy Statement, the proposal must be received by the Company’s Corporate Secretary on or before August 20, 2018.

About GlobalSCAPE

GlobalSCAPE, Inc. (NYSE American: GSB) is a pioneer in securing and automating the movement and integration of data seamlessly in, around and outside your business, between people and places, in and out of the cloud. GlobalSCAPE provides technology that automates your work and secures your data, while giving visibility to those who need it. GlobalSCAPE makes business flow brilliantly. For more information, visit http://www.globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,” “believe,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission on June 14, 2018; the discovery of additional information relevant to the internal investigation; the conclusions of the Company’s Audit Committee (and the timing of the conclusions) concerning matters relating to the internal investigation; the possibility that additional errors relevant to the recently completed restatement may be identified; pending litigation and other proceedings and the possibility of further legal proceedings adverse to GlobalSCAPE resulting from the restatement or related matters; and the costs associated with the restatement and the investigation.

GlobalSCAPE Press Contact
Contact: Lisa Kilpatrick
Phone Number: (210) 308-8267
Email: PR@GlobalSCAPE.com

GlobalSCAPE Investor Relations Contact
Contact: Matt Glover or Najim Mostamand, CFA
Phone Number: (949) 574-3860
Email: IR@GlobalSCAPE.com